EXHIBIT 99.5

September 28, 2018

PROMISSORY NOTE

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE DISTRIBUTED FOR VALUE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR LAWS COVERING SUCH SECURITY OR FISION CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THIS SECURITY (CONCURRED IN BY COUNSEL FOR FISION CORPORATION; PROVIDED, HOWEVER, THAT SUCH CONCURRENCE WILL NOT BE UNREASONABLY WITHHELD) STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE OR DISTRIBUTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ALL APPLICABLE STATE SECURITIES LAWS.

$25,000.00	Fairfield, New Jersey
September 28, 2018

FOR VALUE RECEIVED, CONTINUITY LOGIC, L.L.C., a New Jersey limited liability company (the “Maker”), hereby promises to pay to the order of FISION Corporation, a Delaware corporation or its successors or assigns, as the case may be (the “Payee”), at Payee’s principal place of business, or such other place as may be specified in writing by Payee, the principal sum of $25,000.00, together with simple interest on the unpaid principal balance from the date of this Note until fully paid at the rate of six percent (6%) per annum. Principal and accrued interest shall be due at the Maturity Date. Principal and interest are due and payable in lawful money of the United States of America.

This Promissory Note (this “Note”) and all amounts of principal and accrued but unpaid interest thereunder will be due and payable on the Maturity Date. As used in this Note, “Maturity Date” means August 31, 2019, as such date may be extended (up to two successive additional 90 day extensions) by the Maker by prior written notice (as to each extension) to the Payee. This Note may not be amended or modified, nor will any waiver of any provision hereof be effective, except by an instrument in writing signed by the party against whom enforcement of any amendment, modification, or waiver is sought. The Maker may prepay the Note in whole or in part at any time or from time to time without penalty or premium by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

No recourse for the payment of the principal of or any fee on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Maker in any Note, or because of the creation of any indebtedness represented thereby, may be had against any incorporator, member, equity holder, officer or director as such, past, present or future, of the Maker, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

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This Note is unsecured in all respects. The Payee agrees that no member, director or officer of the Maker will have any personal liability for the repayment of this Note. This Note will be deemed to be a contract made under the laws of the State of Minnesota, and for all purposes will be construed in accordance with the laws of the State of Minnesota, without giving effect to the choice of law provisions thereof. Without affecting the liability of Company, the Payee may, without notice, renew or extend the time of payment, accept partial payments or agree not to sue any party liable on it.

Upon receipt by the Maker of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Maker of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note, if mutilated, the Maker will make and deliver a new Note of like tenor and dates as of such cancellation, in lieu of this Note. The terms and provisions hereof will inure to the benefit of, and be binding upon, the respective successors and assigns of the Maker and Payee.

The Maker has duly executed this promissory note as of the date first above written.

MAKER:

CONTINUITY LOGIC, L.L.C.

By:	/s/ Peter Christensen
Name:	Peter Christensen,
Title:	Chairman

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